Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Supplement dated June 12, 2019
to the

Buffalo Funds

Prospectus dated July 27, 2018
As supplemented August 15, 2018 and September 10, 2018

Buffalo Discovery Fund (BUFTX)
Buffalo Dividend Focus Fund (BUFDX)
Buffalo Emerging Opportunities Fund (BUFOX)
Buffalo Flexible Income Fund (BUFBX)
Buffalo Growth Fund (BUFGX)
Buffalo High Yield Fund (BUFHX)
Buffalo International Fund (BUFIX)
Buffalo Large Cap Fund (BUFEX)
Buffalo Mid Cap Fund (BUFMX)
Buffalo Small Cap Fund (BUFSX)

On May 21, 2019, the Board of Trustees of Buffalo Funds (the “Trust”) approved the addition of Institutional Class shares as a new share class to Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund (collectively, the “Funds”), each a series of the Trust, effective July 1, 2019.  The existing share class of the Funds will be re-designated as Investor Class shares.  Also effective July 1, 2019, each Fund’s contractual advisory fee will be reduced by 0.15%, and the Investor Class shares will be subject to a 0.15% shareholder servicing fee.  There will be no change to the total annual operating expenses of Investor Class shares as a result of the reduction of the advisory fee and the addition of the shareholder servicing fee.

On July 1, 2019, all shares of the Funds will be re-designated as Investor Class shares or converted to Institutional Class shares for accounts that meet the eligibility requirements as outlined in the Funds’ prospectus.  No action is required by shareholders to effect the re-designation as Investor Class shares.  If you hold shares directly with the Fund and your account meets the eligibility requirements for conversion, no action is required to effect the conversion to Institutional Class shares.  Shareholders holding shares through financial intermediaries (such as a bank or broker-dealer) should contact their intermediary to determine if their account will be converted to Institutional Class shares.

The re-designation or conversion of shares is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of a gain or loss by shareholders, although each shareholder should consult with his or her own tax professional.

Please retain this supplement with your Prospectus.